UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	May 1, 2016 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Municipal Opportunities Trust

Semiannual report
10|31|16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Putnam Municipal
Opportunities
Trust

Semiannual report
10 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Summary of dividend reinvestment plans	14

Trustee approval of management contract	16

Financial statements	20

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

December 16, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

# Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals.

The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income taxes.

Putnam Municipal Opportunities Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund's managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam's fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

**Municipal bonds may finance a range of projects in your community and thus play a key role in its development.**

**Education**
School districts, colleges, universities, student loan programs

**Health care**
Hospitals, long-term-care facilities

**Housing**
Single and multi-family housing

**Industrials**
Chemical, container, paper, and waste management companies

**Infrastructure**
Highways, bridges, tunnels, roads, airport facilities

**Utilities**
Public and private utilities, waterworks, sewers

*Identified project areas are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. For more recent information on fund holdings, see pages 21–37.*

## How closed-end funds differ from open-end funds

**More assets at work** Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

**Traded like stocks** Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

**They have a market price** Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager.

**Putnam Municipal Opportunities Trust**

Net asset value
Market price
$14
12
10
8
Price per share
10/11
10/12
10/13
10/14
10/15
10/16

2 Municipal Opportunities Trust

Municipal Opportunities Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 12.

4 Municipal Opportunities Trust

Thalia holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia Meehan, your fund is managed by Paul M. Drury, CFA.

Thalia, how was the market environment for municipal bonds during the six-month reporting period ended October 31, 2016?

Municipal bonds started the reporting period in solid fashion, benefiting from falling U.S. Treasury, municipal, and global interest rates and, in some cases, negative yields on non-U.S. sovereign bonds. Negative yields, in particular, motivated many income-oriented investors to look beyond more traditional fixed-income investments. As such, international buyers and banking institutions have been drawn to the attractive yields offered by U.S. municipal bonds, joining the more traditional base of tax-averse investors. Demand for the asset class also increased when investors sought refuge during periods of heightened market volatility, as we saw immediately after the United Kingdom’s surprise decision to leave the European Union in June 2016.

The Federal Reserve held its benchmark federal funds rate steady throughout the reporting period. The Fed’s more dovish stance, which reflected concern about the risks that global developments posed for the U.S. economy, generally supported municipal bond prices as well, in our view.

Municipal Opportunities Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 10/31/16. Investments in Puerto Rico represented 0.1% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Municipal Opportunities Trust

While municipal bonds closed out the reporting period in positive territory, performance moderated somewhat from the solid pace that we saw in the early months of the reporting period. As the fall months came into focus, uncertainty around the U.S. presidential election and the increasing likelihood that the Fed would raise interest rates before the end of 2016 created some headwinds for the asset class.

For the six-month reporting period ended October 31, 2016, the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark index] inched up 0.49%, outperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.17%. Against this backdrop, higher-yielding, lower-rated municipal bonds outperformed lower-yielding, higher-rated municipal bonds. Municipal bonds with longer maturities outperformed those with shorter maturities.

How did the fund perform for the period?

For the six months ended October 31, 2016, the fund delivered positive absolute performance, outperforming its benchmark index but underperforming its Lipper peer group average.

How would you characterize the supply/demand picture at period-end?

The supply/demand [technical] backdrop for municipal bonds weakened in the third calendar quarter of 2016 compared with the preceding quarters, resulting in a more neutral technical picture overall, in our view. Fund inflows, a measure of investor demand, continued into the asset class, but at a slower pace. Despite the slowed pace of demand toward the end of the reporting period, the record amount of inflows through October 31, 2016, represented the largest year-to-date inflow during the past 25 years. Meanwhile, municipal bond issuance swelled to 30-year records in August, September, and October, with October representing the largest issuance month ever. The increased issuance put the asset class on pace to surpass the $400 billion mark in 2016 and even exceed 2015’s $404 billion — one of the largest amounts on record for one year.

What contributed to the rise in municipal bond issuance?

Tax-exempt municipal bonds have long been a vital and effective tool for financing public projects such as roads, schools, and hospitals. With attention increasingly turning to the aging infrastructure in this country, cash-strapped state and local governments have turned to the municipal bond market to fund these projects. Issuance in the health-care and utilities sectors has been especially strong. Another factor contributing to the spike in issuance was the decision by many issuers to move up their municipal bond offerings ahead of the presidential election and a potential year-end interest-rate hike by the Fed. Given the scale of recent issuance, we were pleasantly surprised to see how well the municipal bond market held up amid the slight technical imbalance.

What was your investment approach in this environment?

Given the market backdrop, many of our investment themes remained in place. They included duration positioning, or interest-rate sensitivity, that was slightly below the median of the Lipper peer group; overweight exposure, relative to the benchmark index, to municipal bonds rated BBB; a preference for higher-education, essential service utilities, and continuing-care retirement community bonds relative to the Lipper group; and an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers.

Municipal Opportunities Trust 7

We did not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor did we believe that spreads would tighten much, as they remained close to their lowest point since the onset of the credit crisis. In our opinion, downside risks included flows to municipal bonds turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a generally neutral duration position to help insulate the portfolio from any market pressure should the Fed move to raise short-term rates before year-end.

The fund reduced its dividend rate during the reporting period. What led to that decision?

Your fund has maintained a stable dividend since October 2013. However, the lower yields on municipal bonds held in the fund translated into less income earned in the portfolio given the low interest-rate environment. Accordingly, the fund’s monthly dividend rate declined from $0.0595 to $0.0541 in November 2016.

What is your outlook for the Fed’s rate policy in the coming months?

On several occasions, the central bank stated that it is predisposed to delaying further rate hikes until stronger evidence of U.S. economic growth materializes, especially in light of second-quarter gross domestic product [GDP] that was weaker than expected. However, as the third quarter of 2016 progressed, some members of the Fed’s interest-rate-setting committee voiced disagreement with the decision to keep interest rates low as a way to boost the U.S. economy. With the labor market tightening, the dissenters argued that the time had come for modest gradual increases in interest rates to best promote a more sustainable and balanced economic recovery.

Following the Fed’s September meeting, Chair Janet Yellen acknowledged that U.S. growth appeared stronger and that she expected one interest-rate increase this year if the job market continued to improve and no new macroeconomic risks materialized. Economic data continued to beat expectations in October, led by the third-quarter GDP, which

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Municipal Opportunities Trust

was revised up to 3.2%. As such, many Fed observers were looking to the December policy meeting — after the presidential election — for the Fed to act on interest rates. With the likelihood of a second rate hike in a decade increasing, municipal bonds closely tracked Treasuries in the closing weeks of the reporting period, with yields adjusting higher.

As 2016 comes to a close, the technical picture may have weakened slightly, but we still view the asset class as fairly valued. With the markets anticipating issuance to taper off in December and early 2017, we expect that we may see technicals coming into a more attractive balance near term. Even if returns should continue to moderate, we believe that the $3.8 trillion tax-free municipal bond market, with its relatively stable credit fundamentals and low default rate, is on solid footing and represents a high-quality investment option for income-oriented investors.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Municipal Opportunities Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 10/31/16

	Annual
	average
	Life of fund		Annual		Annual		Annual
	(since 5/28/93)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	6.34%	80.78%	6.10%	46.62%	7.95%	31.49%	9.56%	7.09%	1.19%

Market price	5.89	94.76	6.89	42.86	7.40	36.39	10.90	8.36	–2.30

Bloomberg Barclays
Municipal Bond Index	5.33	56.37	4.57	23.66	4.34	15.41	4.89	4.06	0.49

Lipper General &
Insured Municipal
Debt Funds
(leveraged closed-end)
category average*	6.29	81.34	6.11	47.65	8.07	32.58	9.82	7.63	1.30

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/16, there were 62, 62, 62, 57, 54, and 27 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Municipal Opportunities Trust

Fund price and distribution information For the six-month period ended 10/31/16

Distributions

Number		6

Income[1]		$0.3570

Capital gains[2]		—

Total		$0.3570

	Series B		Series C
Distributions— Preferred shares	(3,417 shares)		(3,737 shares)

Income[1]	$108.15		$109.15

Capital gains[2]	—		—

Total	$108.15		$109.15

Share value	NAV		Market price

4/30/16	$13.72		$13.10

10/31/16	13.53		12.46

Current dividend rate (end of period)	NAV		Market price

Current dividend rate[3]	5.28%		5.73%

Taxable equivalent[4]	9.33		10.12

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual
	average
	Life of fund
	(since		Annual		Annual		Annual
	5/28/93)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	6.44%	85.64%	6.38%	48.68%	8.26%	34.93%	10.50%	10.14%	4.34%

Market price	6.21	110.70	7.74	52.82	8.85	45.71	13.37	17.87	7.87

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Municipal Opportunities Trust 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Municipal Opportunities Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Municipal Opportunities Trust 13

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

14 Municipal Opportunities Trust

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Municipal Opportunities Trust 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions

16 Municipal Opportunities Trust

may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees

Municipal Opportunities Trust 17

considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General & Insured Muni Debt Funds (Leveraged) (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 76, 74 and 71 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive

18 Municipal Opportunities Trust

in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Municipal Opportunities Trust 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Municipal Opportunities Trust

The fund’s portfolio 10/31/16 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGC Assured Guaranty Corp.	NATL National Public Finance Guarantee Corp.
AGM Assured Guaranty Municipal Corporation	Q-SBLF Qualified School Board Loan Fund
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
COP Certificates of Participation	rate securities with long-term maturities that carry
FGIC Financial Guaranty Insurance Company	coupons that reset and are payable upon demand
FRB Floating Rate Bonds: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate at the close of the reporting period	current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (140.9%)*	Rating**	Principal amount	Value

Alabama (1.4%)

Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	$2,000,000	$2,465,220

Lower AL Gas Dist. Rev. Bonds (Gas Project), Ser. A,
5.00%, 9/1/46	A3	3,150,000	3,938,823

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.80%, 5/1/34	Baa2	750,000	858,293

			7,262,336

Arizona (3.1%)

Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	3,025,000	9,042

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5.125%, 10/1/32	A3	1,500,000	1,630,125

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5.125%, 5/15/40	A	2,125,000	2,348,911

Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	350,000	385,466

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	2,400,000	2,702,808

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A1	1,000,000	1,103,140

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Great
Hearts Academies), 3.75%, 7/1/24	BBB–	710,000	723,731

Pinal Cnty., Elec. Rev. Bonds

(Dist. No. 3), 5.25%, 7/1/36 (Prerefunded 7/1/21)	A	500,000	591,520

5.00%, 7/1/35 ##	A	550,000	639,854

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	Baa1	1,350,000	1,686,218

U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.,
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	1,000,000	1,142,920

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/34	Baa1	500,000	563,650

Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds (Yuma Regl.
Med. Ctr.), Ser. A, 5.00%, 8/1/32	A–	2,065,000	2,357,631

			15,885,016

Municipal Opportunities Trust 21

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

California (21.3%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/32	BBB+/F	$550,000	$602,058

Bay Area Toll Auth. of CA Rev. Bonds (Toll Bridge),
Ser. S-4, 5.00%, 4/1/33	AA–	1,200,000	1,438,752

Burbank, Unified School Dist. G.O. Bonds (Election
of 1997), Ser. C, NATL, FGIC, zero %, 8/1/23	AA–	1,000,000	891,510

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. E,
4.80%, 8/1/37	AA–	3,180,000	3,204,200

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5.25%, 2/1/37	A–	1,055,000	1,064,115

CA Muni. Fin. Auth. Rev. Bonds

(Biola U.), 5.00%, 10/1/42	Baa1	500,000	555,065

(Cmnty. Med. Ctrs.), Ser. A, 5.00%, 2/1/40	A–	650,000	733,662

CA State G.O. Bonds

6.50%, 4/1/33	Aa3	3,000,000	3,392,850

5.50%, 3/1/40	Aa3	7,450,000	8,470,874

5.00%, 4/1/42	Aa3	4,000,000	4,621,360

CA State Edl. Fac. Auth. Rev. Bonds (Loyola-
Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	1,203,306

CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), 5.25%, 8/15/39	BBB	400,000	463,908

CA State Poll. Control Fin. Auth. Rev. Bonds

(San Jose Wtr. Co.), 5.10%, 6/1/40	A	3,500,000	3,892,000

(Pacific Gas & Electric Corp.), Class D, FGIC,
4.75%, 12/1/23	A3	1,500,000	1,530,645

CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	1,000,000	1,120,500

CA State Pub. Wks. Board Rev. Bonds

Ser. I-1, 6.125%, 11/1/29 (Prerefunded 11/1/19)	A1	1,000,000	1,152,100

Ser. A-1, 6.00%, 3/1/35	A1	1,600,000	1,852,048

(Dept. of Forestry & Fire), Ser. E, 5.00%, 11/1/32	A1	1,575,000	1,633,196

(Capital Projects), Ser. A, 5.00%, 4/1/29	A1	2,000,000	2,338,660

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8%, 4/1/30	BBB+	1,415,000	1,419,542

CA Statewide Cmnty. Dev. Auth. Rev. Bonds (899
Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	502,839

Foothill-De Anza, Cmnty. College Dist. G.O. Bonds,
Ser. C, 5.00%, 8/1/40 (Prerefunded 8/1/21)	Aaa	2,250,000	2,653,380

Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A

6.00%, 1/15/53	BBB–	1,500,000	1,784,025

zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	7,937,800

Golden State Tobacco Securitization
Corp. Rev. Bonds

Ser. A-2, 5.30%, 6/1/37	B3	1,000,000	1,008,590

Ser. A-1, 5.125%, 6/1/47	B3	3,970,000	3,824,539

Ser. A-1, 5.00%, 6/1/33	B3	100,000	98,009

Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.)

Ser. D, 5.00%, 5/15/40	AA	3,500,000	3,917,445

5.00%, 5/15/30	AA	1,000,000	1,170,180

22 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

California cont.

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4.50%, 1/1/27	A	$600,000	$646,884

M-S-R Energy Auth. Rev. Bonds

Ser. A, 6.50%, 11/1/39	BBB+	3,000,000	4,160,130

Ser. B, 6.50%, 11/1/39	BBB+	3,000,000	4,160,130

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr. Wks.),
5.75%, 8/10/18	AAA	3,650,000	3,842,720

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5.00%, 9/1/30	BBB+	1,250,000	1,439,063

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds (Election of 2012), 6.625%, 8/1/38	Aa3	500,000	625,245

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(91 Express Lanes), 5.00%, 8/15/30	AA–	635,000	757,034

Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, NATL, zero %, 8/1/21	AA–	1,990,000	1,805,607

Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox),
5.00%, 3/1/42	A3	2,110,000	2,363,601

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
NATL, 6 1/2%, 8/1/17	AA–	860,000	895,105

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/40	A2	3,750,000	4,166,213

San Diego, Unified School Dist. G.O. Bonds (Election
of 2008), Ser. C

zero %, 7/1/40	Aa2	5,000,000	2,134,500

zero %, 7/1/38	Aa2	5,000,000	2,308,450

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr.
Supply), Ser. A, 6.25%, 10/1/40	A	875,000	1,099,114

Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	345,000	346,121

Univ. of CA Rev. Bonds, Ser. AF, 5.00%, 5/15/36 T	AA	9,000,000	10,656,398

Tuolumne Wind Project Auth. Rev. Bonds (Tuolumne
Co.), Ser. A, 5.875%, 1/1/29 (Prerefunded 1/1/19)	AA–	1,585,000	1,753,375

Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5.00%,
1/1/40 (Prerefunded 1/1/20)	AA–	2,000,000	2,247,620

			109,884,468

Colorado (2.4%)

CO State Hlth. Fac. Auth. Rev. Bonds

(Christian Living Cmntys.), Ser. A, 5.75%, 1/1/26	BB/P	325,000	327,633

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.625%, 6/1/43	Baa1	600,000	684,528

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/40	Baa1	1,750,000	1,909,145

(Valley View Hosp. Assn.), 5.00%, 5/15/40	A–	1,000,000	1,141,490

(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,114,220

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.00%, 12/1/33	Baa1	1,650,000	1,793,550

CO State Hlth. Fac. Auth. Rev. Bonds (Evangelical
Lutheran Good Samaritan Society Oblig. Group
(The)), 5.00%, 6/1/29	Baa1	315,000	315,747

CO State Hlth. Fac. Auth. Hosp. Rev. Bonds (Christian
Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	604,885

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Colorado cont.

Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	$950,000	$1,114,702

Park Creek Metro. Dist. Tax Allocation Bonds (Sr. Ltd.
Property Tax Supported), Ser. A, 5.00%, 12/1/45	BBB/F	200,000	223,814

Pub. Auth. for CO Energy Rev. Bonds (Natural Gas
Purchase), 6.50%, 11/15/38	Baa1	2,250,000	3,176,460

			12,406,174

Delaware (0.2%)

DE State Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.40%, 2/1/31	Baa1	1,100,000	1,233,397

			1,233,397

District of Columbia (1.3%)

DC Rev. Bonds (Howard U.), Ser. A, 6.50%, 10/1/41	BBB	1,600,000	1,726,000

DC U. Rev. Bonds (Gallaudet U.), 5.50%, 4/1/34	A+	1,000,000	1,154,830

Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds

Ser. A, 5.00%, 10/1/39	A2	2,000,000	2,176,520

(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,583,526

			6,640,876

Florida (5.0%)

Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	3,000,000	3,430,050

FL State Muni. Pwr. Agcy. Rev. Bonds (All
Requirements Pwr. Supply), Ser. A, 5.00%, 10/1/31	A2	255,000	272,200

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,583,765

Jacksonville, Port Auth. Rev. Bonds, 5.00%, 11/1/38	A2	600,000	673,434

Lakeland, Hosp. Syst. Rev. Bonds

(Lakeland Regl. Hlth.), 5.00%, 11/15/40	A2	1,350,000	1,514,822

(Lakeland Regl. Hlth. Syst.), 5.00%, 11/15/30	A2	1,500,000	1,779,690

Lakeland, Retirement Cmnty. 144A Rev. Bonds (1st
Mtge. — Carpenters), 6.375%, 1/1/43	BBB–/F	340,000	361,471

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5.00%, 10/1/40	Aa3	1,500,000	1,672,050

Miami-Dade Cnty., Aviation Rev. Bonds

(Miami Intl. Arpt.), Ser. A-1, 5.375%, 10/1/41	A2	3,000,000	3,359,820

Ser. A, 5.00%, 10/1/38	A	2,000,000	2,268,840

5.00%, 10/1/28	A2	500,000	587,640

Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/40	A2	1,000,000	1,106,870

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,350,000	1,535,288

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds

(Acts Retirement-Life Cmnty.), 5.50%, 11/15/33
(Prerefunded 11/15/20)	A–/F	1,000,000	1,170,530

(Lifespace Cmntys, Inc.), Ser. C, 5.00%, 5/15/38	A/F	2,000,000	2,274,960

Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	360,000	401,018

Tampa, Hlth. Syst. Rev. Bonds (Baycare), Ser. A,
5.00%, 11/15/46	Aa2	500,000	579,675

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.40%, 5/1/37	B+/P	355,000	355,479

			25,927,602

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Georgia (5.6%)

Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	$1,250,000	$1,381,700

Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds

5.00%, 1/1/34	Aa3	1,550,000	1,800,372

5.00%, 1/1/33	Aa3	1,500,000	1,747,635

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6.25%,
11/1/39 (Prerefunded 11/1/19)	Aa3	4,500,000	5,193,810

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic
Assn.), Ser. A, 5.00%, 10/1/42	A2	1,350,000	1,561,667

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care)

Ser. S, 5.50%, 8/15/54	AA–	925,000	1,112,248

Ser. B, 5.25%, 2/15/45	AA–	6,500,000	7,051,265

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U., Inc.),
7.00%, 6/15/39	Ba3	1,400,000	1,461,236

Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	4,174,660

Richmond Cnty., Hosp. Auth. Rev. Bonds (U. Hlth.
Svcs., Inc.)

5.00%, 1/1/31	A1	2,175,000	2,606,020

5.00%, 1/1/30	A1	770,000	926,225

			29,016,838

Illinois (14.9%)

Chicago, G.O. Bonds

Ser. A, 5.50%, 1/1/39	BBB+	500,000	520,970

Ser. D-05, 5.50%, 1/1/37	BBB+	750,000	782,993

Ser. G-07, 5.50%, 1/1/35	BBB+	3,175,000	3,327,749

Ser. D-05, 5.50%, 1/1/34	BBB+	1,000,000	1,051,560

Ser. A, 5.25%, 1/1/33	BBB+	1,250,000	1,285,188

Ser. C, 5.00%, 1/1/38	BBB+	1,500,000	1,516,380

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/39	B+	2,250,000	2,040,503

Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	BBB–	500,000	526,700

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. A, 5.75%, 1/1/39	A2	4,000,000	4,575,280

Ser. C, 5.375%, 1/1/39	A2	1,250,000	1,415,813

Ser. C, 5.25%, 1/1/28	A2	1,320,000	1,533,404

Ser. C, 5.25%, 1/1/27	A2	2,125,000	2,479,131

Chicago, Sales Tax Rev. Bonds, 5.00%, 1/1/34	AA	1,500,000	1,594,890

Chicago, Trans. Auth. Sales Tax Rev. Bonds,
5.25%, 12/1/49	AA	3,000,000	3,414,060

Chicago, Waste Wtr. Transmission Rev. Bonds

(2nd Lien), 5.00%, 1/1/39	A	1,835,000	2,016,463

Ser. A, NATL, zero %, 1/1/24	AA–	1,600,000	1,280,944

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. C, 5.00%, 1/1/39	A	900,000	993,060

Chicago, Wtr. Wks Rev. Bonds

5.00%, 11/1/42	A	645,000	705,295

5.00%, 11/1/39	A	1,080,000	1,208,898

Cicero, G.O. Bonds, Ser. A, AGM, 5.00%, 1/1/21	AA	2,000,000	2,221,460

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Illinois cont.

IL Fin. Auth. Rev. Bonds

(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	$2,500,000	$2,903,925

(IL Rush U. Med. Ctr.), Ser. D, U.S. Govt. Coll.,
6.625%, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,490,000	1,695,173

(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6.625%,
11/1/39 (Prerefunded 5/1/19)	Aaa	1,425,000	1,621,223

(Elmhurst Memorial), Ser. A, 5.625%, 1/1/37	Baa2	3,000,000	3,129,420

(Alexian), Ser. A, AGM, 5.25%, 1/1/22
(Prerefunded 4/14/18)	A2	3,775,000	4,013,391

IL State G.O. Bonds

5.25%, 2/1/30	Baa2	1,000,000	1,091,680

5.00%, 1/1/41	Baa2	6,000,000	6,236,520

5.00%, 3/1/34	Baa2	750,000	785,993

IL State Fin. Auth. Rev. Bonds

(Presence Hlth. Network), Ser. C, 5.00%, 2/15/36	Baa3	400,000	439,092

(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	A/F	1,025,000	1,162,627

(Riverside Hlth. Syst.), 4.00%, 11/15/34	A+	500,000	519,705

Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	977,014

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn)

NATL, FGIC, zero %, 12/1/21	AA+	1,805,000	1,618,453

U.S. Govt. Coll., NATL, zero %, 12/1/21 (Escrowed
to maturity)	AA+	145,000	135,630

NATL, FGIC, zero %, 12/1/20	AA+	1,495,000	1,378,465

U.S. Govt. Coll., NTAL, zero %, 12/1/20 (Escrowed
to maturity)	AA+	155,000	147,560

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	AA–	12,000,000	6,710,520

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds (Green Bond), Ser. E, 5.00%, 12/1/30	AA+	1,310,000	1,578,105

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	4,150,000	4,880,608

Southern IL U. Rev. Bonds (Hsg. & Auxiliary), Ser. A,
NATL, zero %, 4/1/25	AA–	1,870,000	1,366,989

			76,882,834

Indiana (0.7%)

IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	180,000	205,340

IN State Fin. Auth. Rev. Bonds

(BHI Sr. Living), 5.75%, 11/15/41	BBB+/F	1,000,000	1,127,580

(Duke Energy Ind.), Ser. C, 4.95%, 10/1/40	Aa3	1,000,000	1,083,600

U. Southern IN Rev. Bonds (Student Fee), Ser. J, AGC,
5.75%, 10/1/28	AA	1,000,000	1,125,790

			3,542,310

26 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Kentucky (1.2%)

KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	$1,000,000	$1,194,530

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	290,000	303,186

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/32	A–	2,750,000	3,239,115

Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A

5.00%, 7/1/32	A+	1,030,000	1,173,046

5.00%, 7/1/31	A+	385,000	440,171

			6,350,048

Louisiana (0.1%)

LA State Pub. Fac. Auth. Rev. Bonds (Ochsner Clinic
Foundation), 5.00%, 5/15/47	Baa1	650,000	742,495

			742,495

Maryland (0.6%)

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	650,000	722,625

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A2	1,990,000	2,284,003

			3,006,628

Massachusetts (7.6%)

MA State G.O. Bonds, Ser. B, 5.00%, 7/1/33	Aa1	3,500,000	4,256,840

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	2,500,000	2,752,800

MA State Dev. Fin. Agcy. Rev. Bonds

(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	575,000	690,776

(Linden Ponds, Inc. Fac.), Ser. A-1, 6.25%, 11/15/26	B–/P	960,369	999,542

(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	Baa3	500,000	573,395

(Loomis Cmntys.), Ser. A, 5.75%, 1/1/28	BBB–	1,100,000	1,272,304

(Carleton-Willard Village), 5.625%, 12/1/30	A–	750,000	827,910

(Linden Ponds, Inc. Fac.), Ser. A-2, 5.50%, 11/15/46	B–/P	51,190	48,588

(Berklee College of Music), 5.25%, 10/1/41	A2	2,000,000	2,338,280

(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/41	A1	1,900,000	2,219,333

(Emerson College), Ser. A, 5.00%, 1/1/40	Baa1	3,000,000	3,229,350

(Intl. Charter School), 5.00%, 4/15/33	BBB	1,000,000	1,112,760

(Linden Ponds, Inc. Fac.), Ser. B, zero %, 11/15/56	B–/P	254,614	1,927

MA State Edl. Fin. Auth. Rev. Bonds (Ed.
Loan — Issue 1)

5.00%, 1/1/27	AA	800,000	930,120

4.375%, 1/1/32	AA	925,000	976,606

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	Baa2	1,175,000	1,302,488

(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	Baa1	550,000	618,624

(Care Group), Ser. B-2, NATL, 5.375%, 2/1/26
(Prerefunded 8/1/18)	AA–	700,000	754,341

(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	3,250,000	3,646,240

Municipal Opportunities Trust 27

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. C,
5.35%, 12/1/42	Aa3	$1,235,000	$1,320,388

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5.125%, 7/1/41	A	2,855,000	3,200,084

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds

(Systemwide Pkg.), 5.25%, 7/1/33	A1	2,500,000	2,908,225

5.00%, 7/1/41	A1	2,590,000	2,946,462

			38,927,383

Michigan (7.6%)

Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	222,425	222,421

Detroit, City School Dist. G.O. Bonds, Ser. A, AGM,
6.00%, 5/1/29	Aa1	1,000,000	1,259,170

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36 (Prerefunded 7/1/19)	AA	1,425,000	1,600,888

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
7.50%, 7/1/39	Ba1	500,000	563,550

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	910,000	1,033,014

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/31	A2	2,445,000	2,818,083

Kentwood, Economic Dev. Rev. Bonds (Holland
Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	1,750,000	1,910,073

MI State Fin. Auth. Rev. Bonds

(Henry Ford Hlth Syst.), 5.00%, 11/15/41	A	1,800,000	2,033,280

Ser. H-1, 5.00%, 10/1/39	AA–	1,575,000	1,788,208

(MidMichigan Hlth.), 5.00%, 6/1/39	A1	1,000,000	1,133,190

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/35	Baa1	1,100,000	1,238,061

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. C, 5.00%, 7/1/34	Baa1	1,900,000	2,144,568

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	1,000,000	1,128,720

(Local Govt. Program Detroit Wtr. & Swr.), Ser. D4,
5.00%, 7/1/34	A3	100,000	112,719

(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	850,000	963,067

(Detroit), Ser. C-3, 5.00%, 4/1/27	A2	750,000	898,388

MI State Hosp. Fin. Auth. Rev. Bonds

Ser. A, 6.125%, 6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,826,600

(Henry Ford Hlth.), 5.75%, 11/15/39
(Prerefunded 11/15/19)	A	2,000,000	2,279,260

(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/31	A1	390,000	405,132

MI State Hsg. Dev. Auth. Rev. Bonds (Rental Hsg.),
Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,095,717

MI State Strategic Fund Ltd. Rev. Bonds
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,650,000	1,987,178

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Evangelical Homes of MI)

5.50%, 6/1/47	BB+/F	675,000	736,418

5.25%, 6/1/32	BB+/F	320,000	348,483

28 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Michigan cont.

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A,
6.00%, 6/1/34	B–	$575,000	$569,428

Warren, Cons. School Dist. G.O. Bonds (School Bldg.
& Site), Q-SBLF, 5.00%, 5/1/36	AA–	2,000,000	2,296,280

Wayne Cnty., Arpt. Auth. Rev. Bonds

Ser. D, 5.00%, 12/1/40	A2	2,890,000	3,338,817

Ser. A, 5.00%, 12/1/21	A2	2,000,000	2,270,720

			39,001,433

Minnesota (1.2%)

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.52%, 11/15/35	VMIG1	1,100,000	1,100,000

Minneapolis & St. Paul, Metro. Arpt. Comm. Rev.
Bonds, Ser. A, 5.00%, 1/1/32	A+	500,000	589,010

Minneapolis Hlth. Care Syst. Rev. Bonds (Fairview
Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	A+	250,000	288,878

Moorhead, Edl. Fac. Rev. Bonds (Concordia College
Corp.), 5.00%, 12/1/40	Baa1	500,000	573,375

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6.125%, 10/1/39
(Prerefunded 10/1/17)	BB/P	995,000	1,020,621

St. Cloud, Hlth. Care Rev. Bonds (CentraCare Hlth.
Syst.), Ser. A, 5.125%, 5/1/30	A1	160,000	178,400

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev.
Bonds (HealthPartners Oblig. Group), Ser. A,
5.00%, 7/1/33	A2	2,000,000	2,350,040

			6,100,324

Mississippi (0.7%)

MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	1,445,000	1,464,825

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6.50%, 9/1/32	Baa2	2,000,000	2,187,200

			3,652,025

Missouri (0.1%)

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Saint
Lukes Hlth. Syst., Inc.), 5.00%, 11/15/35	A1	375,000	440,179

			440,179

Nebraska (0.2%)

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5.625%, 1/1/40	AA/F	925,000	1,021,801

			1,021,801

Nevada (6.3%)

Clark Cnty., Ltd. Tax Bonds, 5.00%, 6/1/33 T	AA	28,285,000	29,972,540

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	A1	1,565,000	1,835,009

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5.00%, 9/1/25	BBB–/P	555,000	569,247

			32,376,796

New Hampshire (0.7%)

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds

(Elliot Hosp.), 5.00%, 10/1/38 ##	Baa1	500,000	557,735

(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	2,500,000	2,840,375

			3,398,110

Municipal Opportunities Trust 29

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

New Jersey (6.9%)

Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	$1,300,000	$1,490,762

NJ State Econ. Dev. Auth. Rev. Bonds

(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB–	500,000	572,525

Ser. WW, 5.25%, 6/15/32	A3	1,500,000	1,687,815

(Biomedical Research), Ser. A, 5.00%, 7/15/29	A3	400,000	455,676

5.00%, 6/15/26	Baa1	500,000	551,050

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)

Ser. A, 5.7%, 10/1/39	A1	3,900,000	4,281,615

Ser. B, 5.60%, 11/1/34	A1	500,000	545,075

NJ State Edl. Fac. Auth. Rev. Bonds (Georgian Court
U.), Ser. D

5.25%, 7/1/37	Baa3	1,000,000	1,015,500

5.25%, 7/1/27	Baa3	500,000	511,105

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5.00%, 12/1/22	Aa2	2,500,000	2,835,250

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds

(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	2,750,000	3,007,510

(St. Peter’s U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,582,305

NJ State Trans. Trust Fund Auth. Rev. Bonds

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/30	A+	1,900,000	2,108,012

(Federal Hwy. Reimbursement Notes),
5.00%, 6/15/28	A+	1,000,000	1,121,550

(Trans. Syst.), Ser. A, zero %, 12/15/30	A3	10,000,000	5,530,600

South Jersey, Port Corp. Rev. Bonds (Marine Term.),
Ser. S-1, 5.00%, 1/1/34	A3	1,000,000	1,096,110

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A

5.00%, 6/1/41	B3	2,000,000	1,871,120

4.75%, 6/1/34	B3	3,000,000	2,875,590

Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	2,300,000	2,503,550

			35,642,720

New Mexico (0.3%)

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/42	BBB–	1,460,000	1,557,178

			1,557,178

New York (10.2%)

Broome Cnty., Indl. Dev. Agcy. Continuing
Care Retirement Rev. Bonds (Good Shepard
Village), Ser. A, U.S. Govt. Coll., 6.875%, 7/1/40
(Prerefunded 7/1/18)	AAA/P	320,000	351,450

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5.25%, 10/1/35	A3	2,000,000	2,529,080

Metro. Trans. Auth. Rev. Bonds, Ser. D,
5.00%, 11/15/36	AA–	2,000,000	2,311,860

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev Bonds,
5.00%, 6/15/31 T	AA+	10,000,000	11,612,096

30 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

New York cont.

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds,
Ser. GG, 5.00%, 6/15/43	Aa1	$2,000,000	$2,290,860

NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/43	Aa2	5,000,000	5,837,950

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6.00%, 6/1/43	A3	135,000	135,215

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5.00%, 3/15/43	AAA	4,000,000	4,672,240

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm Fac.), Ser. A, 5.00%, 7/1/35	Aa2	1,000,000	1,150,650

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6.25%, 12/1/37	Ba1	1,800,000	1,938,456

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. A, 5.00%, 2/15/41	AAA	3,500,000	4,135,110

NY State Dorm. Auth. Rev. Bonds, Ser. C,
5.00%, 3/15/31 T	AAA	5,000,000	5,811,498

NY State Dorm. Auth. Sales Tax Rev. Bonds,
Ser. BC-15, 5.00%, 3/15/42	AAA	5,000,000	5,949,000

NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A

5.25%, 1/1/50	Baa3	1,000,000	1,109,220

5.00%, 7/1/46	Baa3	1,500,000	1,639,965

5.00%, 7/1/41	Baa3	1,000,000	1,096,470

			52,571,120

North Carolina (1.1%)

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C,
6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,000,000	1,124,910

NC State Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (Deerfield), Ser. A, 6.00%, 11/1/33
(Prerefunded 11/1/18)	A–/F	805,000	885,130

NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Presbyterian Homes), Ser. C, 5.00%, 10/1/36	A–/F	550,000	633,105

NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (Salemtowne), 5.25%, 10/1/37	BB/P	2,750,000	3,048,953

			5,692,098

Ohio (6.9%)

American Muni. Pwr., Inc. Rev. Bonds (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/30	A	1,250,000	1,490,288

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds

Ser. A-3, 6.25%, 6/1/37	B–	2,225,000	2,152,443

Ser. A-2, 5.875%, 6/1/30	B–	1,450,000	1,370,236

Ser. A-2, 5.75%, 6/1/34	B–	5,325,000	4,957,256

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB–	1,125,000	1,290,004

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.,
Inc.), Ser. C

6.00%, 8/15/43	A3	495,000	532,674

U.S. Govt. Coll., 6.00%, 8/15/43
(Prerefunded 8/15/18)	AAA/P	2,605,000	2,838,017

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.80%, 12/1/38	Baa1	2,000,000	2,219,400

Municipal Opportunities Trust 31

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Ohio cont.

OH State Higher Edl. Fac. Comm. Rev.
Bonds (Kenyon College), 5.00%, 7/1/44
(Prerefunded 7/1/20)	A1	$5,000,000	$5,697,800

OH State Hosp. Rev. Bonds (U. Hosp. Hlth. Syst.),
Ser. A, 5.00%, 1/15/41	A2	700,000	807,534

OH State Private Activity Rev. Bonds (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,125,000	1,280,689

OH State Tpk. Comm. Rev. Bonds
(Infrastructure), Ser. A-1

5.25%, 2/15/33	A1	225,000	265,784

5.25%, 2/15/32	A1	950,000	1,124,031

OH State Wtr. Dev. Auth. Poll. Control Fac.
Mandatory Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation), Ser. C, 4.00%, 6/1/33	Ba2	1,470,000	1,341,787

Scioto Cnty., Hosp. Rev. Bonds

(Southern Med. Ctr.), 5.50%, 2/15/28
(Prerefunded 2/15/18)	A2	4,660,000	4,937,177

(Southern OH Med. Ctr.), 5.00%, 2/15/33	A2	605,000	703,984

(Southern OH Med. Ctr.), 5.00%, 2/15/32	A2	745,000	870,838

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds

5.75%, 12/1/32	BB/F	625,000	707,581

(Memorial Hlth. Syst. Oblig. Group), 5.50%, 12/1/43	BB/F	120,000	131,708

Warren Cnty., Hlth. Care Fac. Rev. Bonds (Otterbein
Homes Oblig. Group)

5.00%, 7/1/33	A	500,000	571,650

5.00%, 7/1/32	A	250,000	286,750

			35,577,631

Oregon (1.1%)

Keizer, Special Assmt. Bonds (Keizer Station), Ser. A,
5.20%, 6/1/31	A1	1,795,000	1,901,928

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BBB/F	700,000	803,243

OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5.75%,
7/1/39 (Prerefunded 7/1/19)	Aa3	1,250,000	1,405,875

Salem, Hosp. Fac. Auth. Rev. Bonds (Salem Hlth.),
Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,744,425

			5,855,471

Pennsylvania (5.4%)

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon
Lutheran Social Ministries)

5.00%, 1/1/32	BBB+/F	200,000	227,360

5.00%, 1/1/31	BBB+/F	1,000,000	1,142,760

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/34	A+	450,000	528,111

Delaware River Port Auth. PA & NJ Rev. Bonds

Ser. D, 5.00%, 1/1/40	A	1,200,000	1,310,868

5.00%, 1/1/31	A	2,500,000	2,952,300

Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
Hosp.), Ser. A, 5.00%, 7/1/41	Baa2	1,650,000	1,851,333

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst
College), 5.50%, 3/15/38	BBB–	725,000	756,291

32 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5.375%, 7/1/42	A2	$1,000,000	$1,097,380

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5.00%, 4/15/29
(Prerefunded 4/15/18)	AA–	1,000,000	1,059,680

Northampton Cnty., Hosp. Auth. Rev. Bonds (St.
Luke’s Hosp. — Bethlehem), Ser. A, 5.50%, 8/15/40
(Prerefunded 8/15/18)	A3	1,250,000	1,349,625

PA State Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds (Amtrak), Ser. A, 5.00%, 11/1/32	A1	1,000,000	1,125,920

PA State Higher Edl. Fac. Auth. Rev. Bonds

(Gwynedd Mercy College), Ser. KK1, 5.375%, 5/1/42	BBB	500,000	544,405

(St. Joseph’s U.), Ser. A, 5.00%, 11/1/40	A–	3,000,000	3,335,310

(Philadelphia U.), 5.00%, 6/1/30	Baa2	2,250,000	2,299,995

(Philadelphia U.), 5.00%, 6/1/22	Baa2	860,000	879,918

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	900,000	955,881

PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College
Foundation), BAM, 5.00%, 6/15/32	AA	2,030,000	2,360,180

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5.00%, 12/1/38	A1	1,000,000	1,152,570

Philadelphia, Gas Wks. Rev. Bonds, 5.00%, 8/1/32	A	1,000,000	1,161,970

Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	1,225,000	1,361,588

Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	450,000	543,731

			27,997,176

Puerto Rico (0.1%)

Cmnwlth. of PR, G.O. Bonds, Ser. A, 5.50%, 7/1/39
(In default) †	D/P	1,000,000	645,000

			645,000

Rhode Island (0.6%)

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	2,750,000	2,874,740

			2,874,740

South Carolina (2.5%)

SC State Pub. Svc. Auth. Rev. Bonds

(Santee Cooper), Ser. A, 5.75%, 12/1/43	AA–	3,000,000	3,716,640

Ser. A, 5.50%, 12/1/54	AA–	3,000,000	3,547,290

Ser. A, 5.00%, 12/1/55	AA–	2,000,000	2,256,940

Ser. A, 5.00%, 12/1/50	AA–	2,000,000	2,281,020

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5.25%, 12/1/55	AA–	1,000,000	1,173,280

			12,975,170

Tennessee (0.9%)

Johnson City, Hlth. & Edl. Fac. Board Hosp.
Rev. Bonds (Mountain States Hlth. Alliance),
6.00%, 7/1/38	Baa1	3,450,000	3,854,409

Metro. Govt. Nashville & Davidson Ctny. Hlth. & Edl.
Fac. Board Rev. Bonds (Vanderbilt U. Med. Ctr.),
Ser. A, 5.00%, 7/1/40	A3	600,000	699,156

			4,553,565

Municipal Opportunities Trust 33

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Texas (15.9%)

Arlington, Higher Ed. Fin. Corp. Rev. Bonds (Uplift
Ed.), Ser. A, 5.00%, 12/1/36	BBB–	$500,000	$571,435

Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95%, 5/15/33	BBB	400,000	432,712

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.90%, 5/1/38	BBB	2,850,000	3,015,870

Central TX Regl. Mobility Auth. Rev. Bonds

Ser. A, 5.00%, 1/1/45	BBB+	250,000	282,385

Ser. A, 5.00%, 1/1/40	BBB+	500,000	561,555

(Sr. Lien), Ser. A, 5.00%, 1/1/33	BBB+	425,000	480,382

Central TX Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/46	BBB+	750,000	848,160

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (IDEA Pub.
Schools), 5.00%, 8/15/28	BBB	300,000	356,694

Dallas, Area Rapid Transit Rev. Bonds (Sr. Lien),
5.00%, 12/1/33 T	AA+	26,000,000	28,262,989

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	3,000,000	3,520,080

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds

(Brazos Presbyterian Homes, Inc.),
5.00%, 1/1/37 ##	BB+/F	1,000,000	1,096,830

(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa3	800,000	886,792

Houston, Arpt. Syst. Rev. Bonds (United Airlines,
Inc.), 4.75%, 7/1/24	BB–	2,000,000	2,265,460

Houston, Util. Syst. Rev. Bonds, Ser. A,
5.00%, 11/15/33	AA	1,500,000	1,704,720

Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5.25%, 11/1/40	Baa1	1,750,000	1,953,385

Love Field, Gen. Arpt. Modernization Corp. Rev.
Bonds, 5.00%, 11/1/35	A1	1,000,000	1,142,240

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds, 5.00%, 5/15/33	A	700,000	829,997

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	Baa1	1,500,000	1,717,275

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds

(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	529,250

(Collegiate Hsg.-College Station I, LLC), AGM,
5.00%, 4/1/46	AA	2,100,000	2,322,768

(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/34	Baa3	1,000,000	1,141,980

North East TX, Regl. Mobility Auth. Rev. Bonds,
5.00%, 1/1/41	Baa2	2,500,000	2,865,450

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/43	AA+	2,000,000	533,980

North TX, Tollway Auth. Rev. Bonds

(1st Tier), Ser. I, 6.50%, 1/1/43	A1	4,000,000	5,205,320

(1st Tier), Ser. A, 6.00%, 1/1/25	A1	160,000	169,267

Ser. A, 5.00%, 1/1/39	A1	2,000,000	2,323,460

Ser. D, AGC, zero %, 1/1/28	AA	7,800,000	5,650,066

34 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Texas cont.

Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)

Ser. B, 6.15%, 11/15/49 (In default) †	D/P	$282,000	$423

Ser. A, 5.45%, 11/15/38 (In default) †	D/P	814,000	1,221

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Trinity Terrace), Ser. A-1, 5.00%, 10/1/44	BBB+/F	1,300,000	1,430,871

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)

5.25%, 11/15/37	A/F	615,000	633,542

Ser. B, 5.00%, 11/15/46	A/F	2,000,000	2,281,040

TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,690,575

TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds (Blueridge Trans. Group, LLC (SH 288 Toll
Lane)), 5.00%, 12/31/55	Baa3	2,000,000	2,188,980

TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5.00%, 8/15/41	A3	2,500,000	2,797,350

			81,694,504

Utah (0.3%)

Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	1,300,000	1,305,083

			1,305,083

Vermont (0.3%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A, 5.00%, 12/1/36	A3	1,250,000	1,451,100

			1,451,100

Virginia (0.5%)

Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	425,000	485,660

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	2,100,000	2,347,884

			2,833,544

Washington (2.8%)

Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	875,000	988,855

WA State G.O. Bonds (Sr. 520 Corridor-Motor Vehicle
Tax), Ser. C, 5.00%, 6/1/28 T	AA+	5,000,000	5,855,330

Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	2,125,000	2,425,645

WA State G.O. Bonds, Ser. 17-A, 5.00%, 8/1/39	Aa1	3,000,000	3,564,960

WA State Hlth. Care Fac. Auth. Rev. Bonds (Kadlec
Med. Ctr.), 5.50%, 12/1/39 (Prerefunded 12/1/20)	AAA/P	1,200,000	1,406,832

WA State Hsg. Fin. Comm. 144A Rev. Bonds (Bayview
Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	404,475

			14,646,097

West Virginia (0.9%)

Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds
(Allegheny Energy), Ser. D, 5.50%, 10/15/37	Baa2	3,450,000	3,513,204

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth.
Syst.), 6.75%, 10/1/43	B+/P	935,000	978,300

			4,491,504

Municipal Opportunities Trust 35

MUNICIPAL BONDS AND NOTES (140.9%)* cont.	Rating**	Principal amount	Value

Wisconsin (1.2%)

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	$350,000	$390,901

WI State Rev. Bonds, Ser. A, 6.00%, 5/1/27	Aa3	2,500,000	2,799,275

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	1,500,000	1,689,615

(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	851,730

(Three Pillars Sr. Living), 5.00%, 8/15/33	A–/F	430,000	486,356

			6,217,877

Wyoming (0.8%)

Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin
Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	2,000,000	2,222,360

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds

Ser. A, 5.50%, 1/1/33	A2	950,000	995,249

(Pwr. Supply), Ser. A, 5.50%, 1/1/28	A2	1,000,000	1,048,700

			4,266,309

TOTAL INVESTMENTS

Total investments (cost $663,374,868)			$726,546,960

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $515,671,934.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $50,325,085 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

36 Municipal Opportunities Trust

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Transportation	21.6%

Health care	21.1

Utilities	18.5

State debt	15.4

Prerefunded	15.2

Local debt	12.9

Tax bonds	12.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$726,536,274	$10,686

Totals by level	$—	$726,536,274	$10,686

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 37

Statement of assets and liabilities 10/31/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $663,374,868)	$726,546,960

Cash	6,394,665

Interest and other receivables	10,004,557

Receivable for investments sold	7,726,322

Prepaid assets	33,978

Total assets	750,706,482

LIABILITIES

Payable for investments purchased	8,333,658

Payable for purchases of delayed delivery securities (Note 1)	2,295,475

Payable for compensation of Manager (Note 2)	1,001,940

Payable for custodian fees (Note 2)	4,299

Payable for investor servicing fees (Note 2)	43,716

Payable for Trustee compensation and expenses (Note 2)	239,144

Payable for administrative services (Note 2)	986

Payable for floating rate notes issued (Note 1)	41,845,767

Distributions payable to shareholders	2,270,152

Distributions payable to preferred shareholders (Note 1)	19,507

Preferred share remarketing agent fees	52,910

Other accrued expenses	76,994

Total liabilities	56,184,548

Series B remarketed preferred shares: (3,417 shares authorized and issued at $25,000 per
share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued at $25,000 per
share) (Note 4)	93,425,000

Net assets	$515,671,934

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$470,013,100

Undistributed net investment income (Note 1)	2,372,946

Accumulated net realized loss on investments (Note 1)	(19,886,204)

Net unrealized appreciation of investments	63,172,092

Total — Representing net assets applicable to common shares outstanding	$515,671,934

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($515,671,934 divided by 38,114,466 shares)	$13.53

The accompanying notes are an integral part of these financial statements.

38 Municipal Opportunities Trust

Statement of operations Six months ended 10/31/16 (Unaudited)

INVESTMENT INCOME

Interest income	$16,180,651

Total investment income	$16,180,651

EXPENSES

Compensation of Manager (Note 2)	$1,982,058

Investor servicing fees (Note 2)	132,287

Custodian fees (Note 2)	6,348

Trustee compensation and expenses (Note 2)	19,762

Administrative services (Note 2)	6,062

Interest and fees expense (Note 2)	230,481

Preferred share remarketing agent fees	137,118

Other	144,357

Total expenses	2,658,473

Expense reduction (Note 2)	(3,133)

Net expenses	2,655,340

Net investment income	13,525,311

Net realized gain on investments (Notes 1 and 3)	5,067,610

Net unrealized depreciation of investments during the period	(11,559,504)

Net loss on investments	(6,491,894)

Net increase in net assets resulting from operations	$7,033,417

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From tax exempt net investment income	(777,504)

Net increase in net assets resulting from operations (applicable to common shareholders)	$6,255,913

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 39

Statement of changes in net assets

	Six months
INCREASE (DECREASE) IN NET ASSETS	ended 10/31/16*	Year ended 4/30/16

Operations

Net investment income	$13,525,311	$28,638,790

Net realized gain on investments	5,067,610	4,508,521

Net unrealized appreciation (depreciation) of investments	(11,559,504)	7,634,792

Net increase in net assets resulting from operations	7,033,417	40,782,103

DISTRIBUTIONS TO SERIES B AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(930)

From tax exempt net investment income	(777,504)	(480,064)

Net increase in net assets resulting from operations
(applicable to common shareholders)	6,255,913	40,301,109

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	—	(142,791)

From tax exempt net investment income	(13,606,865)	(27,304,731)

Decrease from capital shares repurchased (Note 5)	—	(11,933,385)

Total increase (decrease) in net assets	(7,350,952)	920,202

NET ASSETS

Beginning of period	523,022,886	522,102,684

End of period (including undistributed net investment income
of $2,372,946 and $3,232,004, respectively)	$515,671,934	$523,022,886

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	38,114,466	39,118,106

Shares repurchased (Note 5)	—	(1,003,640)

Common shares outstanding at end of period	38,114,466	38,114,466

Remarketed preferred shares outstanding at beginning and
end of period	7,154	7,154

*Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months			Year ended
	ended**
	10/31/16	4/30/16	4/30/15	4/30/14	4/30/13	4/30/12

Net asset value, beginning of period
(common shares)	$13.72	$13.35	$12.73	$13.54	$12.97	$11.26

Investment operations:
Net investment income [a]	.35	.74	.73	.73	.73	.80

Net realized and unrealized
gain (loss) on investments	(.16)	.32	.53	(.88)	.56	1.72

Total from investment operations	.19	1.06	1.26	(.15)	1.29	2.52
Distributions to preferred shareholders:

From net investment income	(.02)	(.01)	—[f]	(.01)	(.01)	(.01)

Total from investment operations
(applicable to common shareholders)	.17	1.05	1.26	(.16)	1.28	2.51
Distributions to common shareholders:

From net investment income	(.36)	(.71)	(.71)	(.70)	(.71)	(.80)

Total distributions	(.36)	(.71)	(.71)	(.70)	(.71)	(.80)

Increase from shares repurchased	—	.03	.07	.05	—	—

Net asset value, end of period
(common shares)	$13.53	$13.72	$13.35	$12.73	$13.54	$12.97

Market price, end of period
(common shares)	$12.46	$13.10	$12.10	$11.61	$12.66	$12.70

Total return at market price (%)
(common shares) b	(2.30)*	14.76	10.64	(2.40)	5.22	26.00

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$515,672	$523,023	$522,103	$523,721	$580,643	$556,120

Ratio of expenses to average
net assets (including interest
expense) (%) [c,d,e]	.50*	.97	.96	.99	.94	.99

Ratio of net investment income
to average net assets (%) [d]	2.41*	5.48	5.50	5.89	5.40	6.46

Portfolio turnover (%)	12*	18	12	11	13	21

(Continued on next page)

Municipal Opportunities Trust 41

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

October 31, 2016	0.04%

April 30, 2016	0.05

April 30, 2015	0.05

April 30, 2014	0.05

April 30, 2013	0.05

April 30, 2012	0.05

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42 Municipal Opportunities Trust

Notes to financial statements 10/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through October 31, 2016.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund.

The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security

Municipal Opportunities Trust 43

events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $92,170,851 were held by the TOB trust and served as collateral for $41,845,767 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $112,972 for these investments based on an average interest rate of 0.49%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2016, the fund had a capital loss carryover of $25,192,172 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,326,210	$1,695,664	$3,021,874	*

16,106,777	N/A	16,106,777	April 30. 2017

4,848,013	N/A	4,848,013	April 30, 2018

1,215,508	N/A	1,215,508	April 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

44 Municipal Opportunities Trust

The aggregate identified cost on a tax basis is $663,136,510, resulting in gross unrealized appreciation and depreciation of $65,947,472 and $2,537,022, respectively, or net unrealized appreciation of $63,410,450.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2016 was 1.033% for Series B and Series C shares.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

0.650%	of the first $500 million of average weekly	0.425%	of the next $5 billion of average weekly
	net assets,		net assets.

0.550%	of the next $500 million of average weekly	0.405%	of the next $5 billion of average weekly
	net assets		net assets.

0.500%	of the next $500 million of average weekly	0.390%	of the next $5 billion of average weekly
	net assets		net assets,

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Municipal Opportunities Trust 45

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,133 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $404, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$85,143,607	$85,109,985

U.S. government securities (Long-term)	—	—

Total	$85,143,607	$85,109,985

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series B (3,417) and C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

46 Municipal Opportunities Trust

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

For the previous reporting period, the fund repurchased 1,003,640 common shares for an aggregate purchase price of $11,933,385, which reflects a weighted-average discount from net asset value per share of 10.08%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 966 shares of the fund (0.002% of the fund’s shares outstanding), valued at $13,070 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: New pronouncements

In October 2016, the Securities and Exchange Commission adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Municipal Opportunities Trust 47

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Oficer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

48 Municipal Opportunities Trust

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA701 303429 12/16

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 — May 31, 2016	—	—	—	3,459,684
June 1 — June 30, 2016	—	—	—	3,459,684
July 1 — July 31, 2016	—	—	—	3,459,684
August 1 — August 31, 2016	—	—	—	3,459,684
September 1 — September 30, 2016	—	—	—	3,459,684
October 1 — October 7, 2016	—	—	—	3,459,684
October 8 — October 31, 2016	—	—	—	3,811,447

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2015, which was in effect between October 8, 2015 and October 7, 2016, allowed the fund to repurchase up to 3,850,531 of its shares. The program renewed by the Board in September 2016, which is in effect between October 8, 2016 and October 7, 2017, allows the fund to repurchase up to 3,811,447 of its shares.

**	Information prior to October 7, 2016 is based on the total number of shares eligible for repurchase under the program, as amended through September 2015. Information from October 8, 2016 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2016.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016